SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
              Securities and Exchange Act of 1934



                          June 15, 1999
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        Date of Report (Date of earliest event reported)


                AMERICAN RESOURCES OFFSHORE, INC.
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     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


         0-21472                            86-0713506
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(Commission File Number)        (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                          40383
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(Address of principal executive offices)         (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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 (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
            Applicable.

Item 5.   Other Events.

          On June 15, 1999, TECO Energy, Inc. ("TECO") exercised its rights under the Warrant Agreement with the Registrant dated March 5, 1998, to acquire 2,004,693 shares of the Registrant's common stock. Under the Warrant Agreement, TECO has rights to acquire additional shares of the Registrant's common stock. A copy of the Warrant Agreement was attached as Exhibit
          10.91 to the Registrant's 8-K/A filed March 16, 1998 and is incorporated herein by reference.

          On June 15, 1999, the Registrant was declared to be in default under its credit facility and bridge loans with its primary lender, DNB Energy Assets, Inc.

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibit 10.91 Warrant Agreement between American Resources of Delaware, Inc. and TECO Oil & Gas, Inc. (incorporated by reference to Exhibit 10.91 to Registrant's Form 8-K/A filed on March 16, 1998).




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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN RESOURCES OFFSHORE, INC.



                              By:  /s/Ralph A. Currie
                                 -------------------------------
                                   Ralph A. Currie

                              Its: Chief Financial Officer

Dated:   June 22, 1999
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